EXHIBIT 10.24

                     AMENDMENT
               TO EMPLOYMENT AGREEMENT
                 DATED NOVEMBER 1, 1993




         Reference is made to the Executive Employment Agreement dated as of November 1, 1993 (the "Agreement") by and between J.
 Baker, Inc. and Stuart Needleman. Pursuant to paragraph 19 of the Agreement and in order to amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on November 1, 1995" in the fourth line thereof and inserting in its place the phrase "ending on April 1, 1996".

         2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.


J. BAKER, INC.





       /s/ Jerry M. Socol             February 13, 1995
       -----------------------        ------------------
By:    Jerry M. Socol                 Date
       President and
       Chief Executive Officer



       /s/ Stuart M. Needleman         February 13, 1995
       -----------------------         -----------------
       Stuart Needleman                Date